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                                  EXHIBIT 10.5









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                                   ASSIGNMENT

         THIS ASSIGNMENT, made as of January 1, 2002, by and between CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignor") and CNL RESTAURANTS XVIII, INC., a Florida corporation ("Assignee").

                                   WITNESSETH:

         WHEREAS,   the  CNL  Investment   Company  entered  into  that  certain
Management Agreement dated September 2, 1994 with CNL Income Fund XVI, Ltd. ("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, CNL Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL APF Partners, LP by Assignment dated July 1, 2000; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund XVI, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

         2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after January 1, 2002, all duties, obligations and responsibilities of the property manager arising under the Agreement.

         3. Representations.

            (a)    Assignor hereby represents and warrants to Assignee:

                   (i)      that the Agreement is in full force and effect;

                   (ii)     that Assignor has fully  performed all of its duties
                            under  the  Agreement   through  the  date  of  this
                            Assignment;

                   (iii) that Assignor has no notice or knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                   (iv) that this Assignment has been duly authorized by all requisite corporate action and has been properly executed by a duly authorized officer of Assignor.

            (b) CNL Income Fund XVI, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                                   ASSIGNOR:

                                   CNL APF PARTNERS, LP, a Delaware limited partnership

                                   BY: CNL APF GP Corp., a Delaware corporation,
                                       as its general partner

                                       By: /s/ Michael I. Wood
                                           -----------------------------------
                                           Michael I. Wood, Chief Operating
                                           Officer and Executive Vice President


                                   ASSIGNEE:

                                   CNL RESTAURANTS XVIII, INC., a Florida
                                   corporation


                                   By:/s/ Barry L. Goff
                                      ----------------------------------------
                                      Barry L. Goff, President











                               CONSENT AND JOINDER

         CNL Income Fund XVI, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                                    CNL Income Fund XVI, Ltd., a Florida limited partnership



                                    BY: /s/ Robert A. Bourne
                                        --------------------------------------
                                        Robert A. Bourne, General Partner